Vanguard Wellington™ Fund
Supplement Dated July 29, 2021, to the Prospectus and Summary Prospectus Dated March 29, 2021
Effective immediately, Vanguard Wellington Fund is re-opened to all prospective financial advisory, institutional, and intermediary clients without limitation. The Fund remains open to all other clients without limitation.
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Vanguard Marketing Corporation, Distributor.PS 21J 072021